UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2006 (June 28, 2006)

RG America, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-80429
(Commission File Number)

75-2823489
(IRS Employer Identification No.)

 1507 Capital Avenue, Plano, TX (75074)
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (972) 919-4774
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
RG America, Inc.

Section 1 - Registrant’s Business Operations

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) On June 28, 2006, John E. Rea resigned his position as chief executive officer and director of the Company in order to pursue other business ventures outside the Company. There were no disagreements with the Company on any matter related to the Company’s operations, policies or practices. A copy of the resignation letter from Mr. Rea is attached hereto as exhibit 99.2.

(c) On June 28, 2006, the Board of Directors appointed Bruce A. Hall as Chief Executive Officer of the Company based on his public company and management experience and in conjunction with the Company’s desire to continue its growth as a mid-tier public Company. Additionally, Mr. Hall will continue to be the Chief Financial Officer of the Company, a position he has held since May 2004. Mr. Hall’s current employment agreement as Chief Financial Officer remains in effect and is anticipated to be revised in the future to reflect his position as Chief Executive Officer.

In accordance with Items 401 and 404 of Regulation S-B, the following information is provided:

•
Mr. Hall began his career in public accounting with Arthur Young & Company, a predecessor of Ernst & Young LLP, and has since worked as a senior financial executive, financial consultant and multi-family housing developer. He has also held senior level positions at Dent Zone International, Inc., Recognition Equipment, Inc., Harris Adacom Corporation and Probex Corporation. He holds both CPA (Certified Public Accountant) and CMA (Certified Management Accountant) designations.

•	Mr. Hall is the chairman of the audit committee for MBI Financial, Inc., a publicly-traded mortgage company.
•	Mr. Hall has no family relationship with any principal officer or director of the Company.
•	During the last two years, Mr. Hall has had no transaction or proposed transactions, to which the Company was or is to be a party, in which he had or is to have a direct or indirect material interest.

(d) On June 28, 2006, the Board of Directors elected Bruce A. Hall as a director of the Company. Mr. Hall is also the Chief Executive Officer and Chief Financial Officer of the Company.

The documents comprising the above items are filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not Applicable

(d)	Exhibits

Exhibit Number	Description
99.1 99.2	Press release dated June 30, 2006 Letter of resignation from J.E. (Ted) Rea.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RG AMERICA, INC.
(Registrant)
Date: July 5, 2006

/s/ Bruce A. Hall
Bruce A. Hall, Chief Executive Officer